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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -----------------
                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) March 19, 2008

                            WESTBRIDGE RESEARCH GROUP
             (Exact Name of Registrant as Specified in Its Charter)

          California                 2-92261                    95-3769474
----------------------------        ------------          ----------------------
(State or Other Jurisdiction        (Commission                (IRS Employer
     of Incorporation)              File Number)          Identification Number)


                      1260 Avenida Chelsea, Vista, CA 92081
                    -----------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (760) 599-8855
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         Westbridge Research Group (the "Company") has amended its employment agreement with Christine Koenemann ("Ms. Koenemann"). The amended employment agreement is attached as Exhibit 10.1 to this Current Report and incorporated herein by reference.



ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

         The following exhibits are filed herewith:


         EXHIBIT NUMBER   DESCRIPTION
         --------------   -----------

             10.1 Amended Employment Agreement between Westbridge Research Group and Christine Koenemann



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          WESTBRIDGE RESEARCH GROUP



Date: June 26, 2008                       By: /s/ Christine Koenemann
                                              ----------------------------------
                                              Christine Koenemann, President




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